Net loss per share	12 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 4 –Net loss per share

Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Common stock equivalents for 2014 and 2013 are excluded as the effect would be anti-dilutive due to our net losses.

The following numbers of shares have been excluded from net loss per share computations:

Shares	2014	2013
Convertible preferred stock	165,617,183	80,681,642
Convertible debt	66,365,107	26,118,334
Common stock options (see note 11)	236,096,007	240,482,543
Common stock purchase warrants	368,585,978	371,668,230
(see note 11)